CONTINGENT LIABILITIES, COMMITMENTS AND CHARGES (Details Narrative) $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
Notes and other explanatory information [abstract]
Maximum royalties payable	$ 8,838
Royalties paid	$ 7,626
Description of distribution fees payment	In consideration for the above, the distributor was obligated to pay the Company distribution fees of 190 million Yen (approximately $1.8 million), whereby 100 million Yen was paid in September 2013 and 90 million Yen was paid in 2019
Description of distribution revenues received	Under the terms of the revised agreement, at the end of each year, provided the annual revenue targets have been met, for every $500 in revenues received (i.e. cash collected), the Company pays the distributor a fee of 9.5 million Yen, up to an aggregate cap of 190 million Yen.
Recognized revenues	$ 66
Cumulative sales	$ 10,000
Royalties rates	8.00%